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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of earliest event reported).  APRIL 26, 1996.






                           HANOVER FOODS CORPORATION
             (Exact name of Registrant as specified in its charter)

      PENNSYLVANIA                000-17896                    23-0670710
(State of incorporation)    (Commission File Number)     (IRS Employer I.D. No.)

      P.O. BOX 334, YORK STREET EXTENDED, HANOVER, PENNSYLVANIA 17331-0334
                    (Address of principal executive offices)

                  Registrant's telephone number (717) 632-6000

       Securities registered pursuant to Section 12(b) of the Act:  NONE

          Securities registered pursuant to Section 12(g) of the Act:

                                                NAME OF EACH EXCHANGE ON
                TITLE OF EACH CLASS                 WHICH REGISTERED
                -------------------             -------------------------

                Class A Nonvoting                          None
                Common Stock



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ITEM 8.         CHANGE IN FISCAL YEAR

        On June 26, 1996, the board of directors changed the Corporation's fiscal year from a year ending on the Sunday nearest to March 31 to a year ending on the Sunday nearest to May 31. As a result, this year the Corporation will have a year ending March 31, 1996 and a transitional period from April 1, 1996 to June 2, 1996. The next fiscal year will run from June 3, 1996 until June 1, 1997. The Corporation will file a 10-K for the year ending March 31, 1996 and a 10-Q for the transition period ending June 2, 1996.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of Hanover Foods Corporation and in the capacities and on the date indicated.

DATE: AUGUST 9, 1995

                                                HANOVER FOODS CORPORATION


                                                By: /s/ GARY T. KNISELY
                                                    ----------------------------
                                                    GARY T. KNISELY,
                                                    EXECUTIVE VICE PRESIDENT



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